UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2009

WILHELMINA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28536	74-2781950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 661-7488

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           Appointment of New Principal Executive Officer.

On April 15, 2009, the Board of Directors of Wilhelmina International, Inc. (the “Registrant”) appointed Mark E. Schwarz, age 48, as the Registrant’s Chief Executive Officer, the principal executive officer of the Registrant.  Mr. Schwarz has served as Chairman of the Board of Directors of the Registrant since June 2004, has functioned as its Interim Chief Executive Officer since October 2007 and was formally appointed its Interim Chief Executive Officer effective in July 2008.

Mr. Schwarz has served as Chairman of the Board of Hallmark Financial Services, Inc., a property and casualty insurance company, since October 2001 and was its Chief Executive Officer from January 2003 to August 2006.  He currently serves as Chairman of the Boards of Bell Industries, Inc., a computer systems integrator, and Pizza Inn, Inc., a franchisor and food and supply distributor, and as a director of Nashua Corporation, a specialty paper, label and printing supplies manufacturer, SL Industries, Inc., a power and data quality products manufacturer, and MedQuist Inc., a provider of electronic transcription and document management services to the healthcare industry.

Mr. Schwarz has served as the general partner, directly or through entities that he controls, of Newcastle Capital Management, L.P. (“NCM”) since 1993.  NCM is an investment partnership and the general partner of Newcastle Partners, L.P. (“Newcastle”), a significant stockholder of the Registrant.

Newcastle, which owns 31,526,517 shares of Common Stock of the Registrant, or approximately 24.4% of the outstanding shares of Common Stock, recently purchased 12,145,749 shares of Common Stock from the Registrant pursuant to a certain purchase agreement (the “Equity Financing Agreement”), dated as of August 25, 2008, between the Registrant and Newcastle. The terms of the Equity Financing Agreement and the issuance of Common Stock pursuant to the Equity Financing Agreement, together with the registration rights agreement entered into by the parties in connection therewith, are described in the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 26, 2008.  In addition, NCM and the Registrant are parties to a services agreement pursuant to which the Registrant receives the use of NCM’s office facilities and equipment and accounting and administrative services from employees of NCM.  A description of this arrangement is set forth in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 filed April 15, 2009.

Mr. Schwarz’s compensation arrangement in connection with his appointment is described under Item 5.02(e) below.

(e)           Compensation Arrangements of Certain Officers.

On April 15, 2009, the Board of Directors of the Registrant approved compensation arrangements with three of the Registrant’s named executive officers, Mark E. Schwarz (Chief Executive Officer), John Murray (Chief Financial Officer) and Evan Stone (General Counsel).  Messrs. Schwarz, Murray and Stone will receive annual salaries of $150,000, $175,000 and $125,000, respectively.  These compensation arrangements are not reflected in a written agreement.

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On April 15, 2009, the Registrant’s Board of Directors adopted a revised Code of Business Conduct and Ethics  (the “Code of Business Conduct and Ethics”) that amends and restates the Registrant’s former code of ethics (the “Code of Ethics”).  The principal purpose of the amendment and restatement was to update the Code of Ethics to include more expansive and current provisions with respect to areas such as conflicts of interest, legal compliance, confidentiality, reporting and compliance procedures and waivers.

The Code of Business Conduct and Ethics, which is effective as of April 15, 2009, sets forth legal and ethical standards of conduct for directors, officers and employees of the Registrant and includes provisions specifically designed to help and guide the Registrant’s directors, officers and employees to: (i) avoid violations of laws, rules and regulations and promote disclosure to the Registrant of any such violations that become known; (ii) refrain from engaging in any activity or having a personal interest that presents a “conflict of interest” and promote disclosure to the Registrant of any such “conflicts of interest”; (iii) avoid violations of insider trading laws; (iv) maintain the confidentiality of confidential information entrusted to them in connection with their position with, or service to, the Registrant; (v) endeavor to deal honestly, ethically and fairly with the Registrant’s suppliers, customers, competitors and employees; (vi) protect the Registrant’s assets and refrain from using the Registrant’s assets and services for personal benefit; (vii) comply with applicable law and the Registrant’s policy regarding gifts, gratuities, favors and business entertainment expenses; (viii) accurately report all business transactions and accurately maintain the Registrant’s books, records and accounts in accordance with applicable regulations and standards; (ix) disclose concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters; (x) avoid making any direct or indirect materially false or misleading statements to an accountant in connection with any audit, review or examination of the Registrant’s financial statements and avoid any direct or indirect action to coerce, manipulate, mislead or fraudulently influence any independent public or certified public accountant engaged in the performance of an audit or review of the Registrant’s financial statements; and (xi) comply with reporting and compliance procedures under the Code of Business Conduct and Ethics.  The Code of Business Conduct and Ethics also sets forth procedures to obtain waivers of the Code of Business Conduct and Ethics, as well as to amend and disseminate the Code of Business Conduct and Ethics.

The foregoing description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to its full text, which is attached as Exhibit 14.1 hereto.

Item 8.01.  Other Events.

On April 15, 2009, the Registrant’s Board of Directors appointed Evan D. Stone, age 37, as General Counsel of the Registrant.  Mr. Stone is currently General Counsel of NCM, which he joined in May 2006.  Prior to joining NCM, Mr. Stone was a mergers and acquisitions attorney at Skadden, Arps, Slate, Meagher & Flom LLP in New York from June 2003 to April 2006.  Mr. Stone also previously worked at Merrill Lynch & Co. in its investment banking department in Palo Alto, California and at Borland Software as Vice President, Corporate Development in Scotts Valley, California.   Mr. Stone is also a director of the Registrant and serves as its Secretary.  Mr. Stone’s compensation arrangement in connection with his appointment is described under Item 5.02(e) above.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2009	WILHELMINA INTERNATIONAL, INC.

	By:	/s/ John Murray
Name: John Murray
Title: Chief Financial Officer